

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2021

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager

Arthur Q. Johnson, CFA

Since fund inception

Investment Advisor

Mundoval Capital Management, Inc.

7855 Ivanhoe Ave., Suite 210

La Jolla, CA 92037

(858) 454-4837

www.mundoval.com

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

GEOGRAPHIC DIVERSIFICATION



4.06%
27.40%
68.54%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	24.45%
Consumer Staples	18.06%
Communication Services	16.65%
Consumer Discretionary	14.39%
Healthcare	9.91%
Financials	9.57%
Industrials	2.65%
Energy	0.26%
Utilities	0.00%
Materials	0.00%
Net Cash[1]	4.06%

TOP 10 HOLDINGS

Apple, Inc.	11.85%
Mastercard Inc.	8.99%
Alphabet, Inc. Class A	6.76%
LVMH Moët Hennessey Louis Vuitton ADR	6.62%
The Estée Lauder Companies, Inc.	6.17%
Alphabet, Inc. Class C	5.79%
Novo Nordisk A/S	4.48%
Nike, Inc.	4.45%
T. Rowe Price Group, Inc.	4.26%
Bank of America Corporation	3.71%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	35
2021 Portfolio Turnover	5.03%
Net Assets (millions)	$29.98
Total Expense Ratio	1.51%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS [2]



Mundoval Fund
MSCI World Index
9.62%
7.77%
22.81%
21.82%
24.63%
21.68%
16.11%
15.02%
11.39%
11.52%
12.59%
12.69%
8.76%
8.84%
Non-annualized 4Q 2021
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION [2,3]



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
2005
2010
2015
2020
$42,874

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $42,874.29 on 12/31/21. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

MUNDOVAL FUND
GLOBAL VALUE INVESTING

4Q21 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 9.62% in the fourth quarter versus 7.77% for the MSCI World Index during the same period. Since inception of the Fund on September 3, 2004, the average rate of return for the Mundoval Fund has been 8.76% versus 8.84% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology sector (Apple, Inc.), Consumer Staples sector (The Estée Lauder Companies, Inc., Diageo PLC & Nestle S.A.) Healthcare (CVS Health Corporation & Novo Nordisk A/S) and Consumer Discretionary sector (Nike, Inc. & LVMH Moët Hennessy Louis Vuitton). Negative factors impacting performance for the Fund during the quarter included the Healthcare sector (Teva Pharmaceuticals), Consumer Discretionary sector (Alibaba Group Holding Ltd.) and Communication Services sector (The Walt Disney Company).

The geographic diversification of the Fund as of December 31, 2021, was 68.54% domestic stocks, 27.40% international stocks and 4.06% cash equivalents. The Fund owned shares of common stock in 34 companies.

Manager Commentary:

Despite the steep pullbacks in performance during the months of September and December, due to the emergence of the coronavirus delta and omicron variants, U.S. equity markets as measured by the S&P 500 Index gained more than 27% for the year ended December 31, 2021. The Dow Jones Industrial Average gained 18.73% while the technology centric NASDAQ composite index gained more than 21% during the year. The developed international stock markets, as measured by the MSCI EAFE Index, rose by more than 11% while the Emerging Markets as measured by the MSCI Emerging Markets Index declined by 2.54% during the year due to re-emerging pandemic concerns and rising inflation fears.

The Estée Lauder Companies, Inc. announced in November that despite a global supply chain crunch resulting from port congestions, labor shortages and transportation delays, the company expected a strong holiday season due to the use of air freight and early production cycles and confirmed plans to increase prices in 2022 to overcome cost pressures and supply issues. Despite supply chain issues, factory closures and slowed inventory shipments, Nike, Inc. reported better than expected financial results for its second quarter, driven mainly by Nike Direct growth and robust consumer demand in North America. During the quarter, Nike repurchased approximately $1 billion worth of common stock as part of its four year $15 billion repurchase plan. Apple Inc. reported 33% annual growth in sales revenue during fiscal 2021 due to higher demand for at-home electronic products and increased app usage due to lockdowns. The company repurchased $92.5 billion of its common stock during its fiscal year 2021. Diageo PLC announced in November plans to build a $75 million distillery in China to produce its first ever single-malt whiskey of Chinese origin. The company reported double digit growth in scotch whiskey sales which contributed to a 38% increase in net sales in China in its fiscal year ended June 30, 2021.

Thank you for your business and continued support.
Sincerely yours,
Arthur Q. Johnson

Average Annualized Total Returns as of December 31, 2021

	4Q 2021 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	9.62%	22.81%	24.63%	16.11%	11.39%	12.59%	8.76%
MSCI World Index	7.77%	21.82%	21.68%	15.02%	11.52%	12.69%	8.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.51%. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.